UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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Securities Exchange Act of 1934

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Tesla, Inc.

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On May 28, 2024, Tesla, Inc. (“Tesla”) sent the following letter to stockholders.

Dear Fellow Stockholder, Tesla has been one of the most successful enterprises of our time. In just the past six years, we created more than $735 billion1 in value for you while advancing our mission of accelerating the world’s transition to sustainable energy and driving an unmatched pace of innovation in articial intelligence. Our next growth vector is equally as ambitious. But the present and future value Tesla is poised to deliver for all of you is at risk. This year’s Annual Stockholders’ Meeting is rapidly approaching, and we need your vote on two important proposals: Both of these proposals are critical to our future. But today, I want to talk about Texas. Texas is already our business home. We need to make it our legal home, too. Redomesticating in Texas is the logical evolution for Tesla. We have moved our corporate headquarters to Texas in 2021 and in 2022, we completed our Gigafactory Texas – Tesla’s principal manufacturing facility, the production hub for the Model Y and the home of the Cybertruck and our future vehicles. Thousands of our employees as well as our executives have moved there. Texas also has a legal regime that will enable us to advance our world-changing mission and, in turn, continue to create additional value for you. There is value in business disputes being heard where Tesla is headquartered – the community is directly impacted Over the last several years it has become clear that Delaware is no longer the right jurisdiction for us. In fact, we have been studying a move out of Delaware for some time. Redomesticating in Texas builds on our relationships with the state and local communities, including government actors, employees and other stakeholders, which are critical to Tesla, and reinforces our commitment to the state. We need to be incorporated in a state that we believe will protect stockholder rights while, at the same time, support the kind of innovation that has driven the strong stockholder returns you have enjoyed over the past several years. That state is Texas. Everything is bigger in Texas, and being in Texas enables us to dream bigger for the future, and for all of you. Vote FOR Proposal Three Redomesticating Tesla in the State of Texas Vote FOR Proposal Four Ratication of the 2018 CEO Performance Award Sincerely, Robyn M. Denholm Chair of the Board

Vote FOR Tesla Proposals 3 and 4 Our primary U.S. manufacturing operations, employees, headquarters, and our executive team are all in Texas. Redomestication to Texas is the logical next step in a process that has been underway for some time. Protect Your Investment: Bring Tesla Home to Texas JUL 2020 Announced Gigafactory Texas OCT 2021 Moved corporate headquarters to Texas and launched auto insurance in Texas DEC 2021 Began production at Gigafactory Texas JUN 2022 Gigafactory Texas reached a run rate of 1,000 units per week APR 2022 Gigafactory Texas DEC 2022 Gigafactory Texas reaches a run rate of 3,000 units per week JAN 2023 Announced Gigafactory Texas expansion MAR 2023 Hosted rst Investor Day, held at our Texas headquarters

Texas Is Best for Tesla and Our Stockholders Move Aligned with Stockholders’ Desires We have received letters from thousands of Tesla stockholders – both large and small – supporting a move to our home state of Texas. Texas’ Legal Regime Allows Tesla to Advance Its Strong Mission Unlike Delaware, Texas law specically allows directors to consider our company’s long-term mission to accelerate the world’s transition to sustainable energy. Strong Stockholder Rights Texas stockholders have substantially equivalent rights as in Delaware. Texas Is Expected to Be More Accommodating of Innovative & Ambitious Companies Texas’ highly dened corporate code is expected to provide more certainty for you as we continue to make big bets on the future. No Delaware Premium Redomestication in Texas Tesla’s market value. Texas Provides More Stability for Tesla and Our Stockholders Delaware courts are increasingly “second guessing” boards’ and stockholders’ reasoned decisions. Many Successful Companies Are Incorporated in Their Home States

Voting Your Shares Is Quick and Easy Don’t wait – vote NOW. Whether or not you attend the Annual Meeting, please vote FOR Proposal Three: Redomesticating Tesla from Delaware to Texas and Proposal Four: Ratifying the 2018 CEO Performance Award Vote Online Locate your control number on your proxy materials, visit the website listed and follow the instructions. If you have received proxy materials by e-mail, you can simply click the link and follow the instructions. Vote by QR Code If your proxy materials include a QR code, scan the QR code using your mobile device and follow the instructions. Vote by Phone Registered stockholders can locate the number on your proxy materials, dial the number indicated and follow the prompts. Vote by Mail Mark, sign and date the proxy card and return it in the pre-paid envelope provided. If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated. Stockholders +1 (877) 800-5182 (U.S. and Canada) OR +1 (412) 232-3651 (all other countries) Banks and Brokers +1 (212) 750-5833 (collect) 1 Source: FactSet. Based on change in market value from March 21, 2018 to December 31, 2023. Additional Information and Where to Find It Tesla, Inc. (“Tesla”) has led with the Securities and Exchange Commission (the “SEC”) a denitive proxy statement on Schedule 14A with respect to its solicitation of proxies for Tesla’s 2024 annual meeting (the “Denitive Proxy Statement”). The Denitive Proxy Statement contains important information about the matters to be voted on at the 2024 annual meeting. STOCKHOLDERS OF TESLA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TESLA HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TESLA AND THE MATTERS TO BE VOTED ON AT THE 2024 ANNUAL MEETING. Stockholders are able to obtain free copies of these documents and other documents led with the SEC by Tesla through the website maintained by the SEC at www.sec.gov. In addition, stockholders are able to obtain free copies of these documents from Tesla by contacting Tesla’s Investor Relations by e-mail at ir@tesla.com, or by going to Tesla’s Investor Relations page on its website at ir.tesla.com Participants in the Solicitation The director and executive officers of Tesla may be deemed to be participants in the solicitation of proxies from stockholders of Tesla in connection with 2024 annual meeting. Information regrading the interests of participants in the solicitation of proxies in respect of the 2024 annual meeting is included in the Deﬁnitive Proxy Statement. Forward-Looking Statements Certain statements in this document are forward-looking statements that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations. Various important factors could cause results to differ materially, including the risks identified in our SEC filings. Tesla disclaims any obligation to update any forward-looking statement contained in this document. Tesla © 2024

Vote Your Tesla Shares Now for a Chance to Win an Exclusive Tour of Gigafactory Texas with Elon Musk Vote Your Tesla Shares Now for a Chance to Win an Exclusive Tour of Gigafactory Texas with Elon Musk How to Enter Do not submit information on how you voted, just that you voted! You have the chance to win no matter how you vote, what you vote for, or how many shares you own Winners will also have a reserved seat at the Annual Stockholders’ Meeting on June 13 Vote Simply vote your Tesla shares by following the instructions on the next page or by visiting votetesla.com Submit Proof of Voting Take a screenshot or a photo documenting proof of voting, and upload to tesla.com/tour-the-factory By submitting an entry in this drawing, I understand and agree to the Terms and Conditions available at tesla.com/drawing-terms

Additional Information Who 15 stockholders will be chosen at random Where Texas Gigafactory in Austin When The tour will take place on June 12 Deadline to Enter June 7 at 11:59 PM Central Time Eligibility You are eligible to vote, and to enter the drawing, only if you were a stockholder of record or a beneficial owner at the close of business on April 15, 2024. Only one entry per person is permitted. Alternative Entry Options If you prefer to enter the draw without voting your shares, you can send a postcard to Tesla Gigafactory Tour, c/o FGS Global, 475 Sansome St., Suite 1750, San Francisco, CA 94111. On the postcard, you must state your name, postal address, and email address, and attest that you were a stockholder of record or beneficial owner as of the close of business on April 15, 2024. How to Vote Vote Online Locate your control number on your proxy materials, visit the website listed and follow the instructions. If you have received proxy materials by e-mail, you can simply click the link and follow the instructions. Vote by QR Code If your proxy materials include a QR code, scan the QR code using your mobile device and follow the instructions. Vote by Phone Registered stockholders can locate the number on your proxy materials, dial the number indicated and follow the prompts. Vote by Mail Mark, sign and date the proxy card and return it in the pre-paid envelope provided. If you need help voting your shares or have any questions, please contact our proxy solicitor, Innisfree M&A Incorporated How to Vote Additional Information Stockholders +1 (877) 800-5182 (U.S. and Canada) OR +1 (412) 232-3651 (all other countries) Banks and Brokers +1 (212) 750-5833 (collect) Additional Information and Where to Find It Tesla, Inc. (“Tesla”) has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A with respect to its solicitation of proxies for Tesla’s 2024 annual meeting (the “Definitive Proxy Statement”). The Definitive Proxy Statement contains important information about the matters to be voted on at the 2024 annual meeting. STOCKHOLDERS OF TESLA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TESLA HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TESLA AND THE MATTERS TO BE VOTED ON AT THE 2024 ANNUAL MEETING. Stockholders are able to obtain free copies of these documents and other documents filed with the SEC by Tesla through the website maintained by the SEC at www.sec.gov. In addition, stockholders are able to obtain free copies of these documents from Tesla by contacting Tesla’s Investor Relations by e-mail at ir@tesla.com, or by going to Tesla’s Investor Relations page on its website at ir.tesla.com Participants in the Solicitation The directors and executive officers of Tesla may be deemed to be participants in the solicitation of proxies from the stockholders of Tesla in connection with 2024 annual meeting. Information regarding the interests of participants in the solicitation of proxies in respect of the 2024 annual meeting is included in the Definitive Proxy Statement. Forward-Looking Statements Certain statements in this document are forward-looking statements that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations. Various important factors could cause actual results to differ materially, including the risks identified in our SEC filings. Tesla disclaims any obligation to update any forward-looking statement contained in this document. Tesla © 2024

On May 28, 2024, Tesla posted the following materials to its website, www.VoteTesla.com. A copy of these materials, other than those previously filed, is included below.

On May 28, 2024, Tesla posted the following on X.

On May 28, 2024, Elon Musk posted the following on X.

On May 28, 2024, Martin Viecha posted the following on X.

Additional Information and Where to Find It

Tesla, Inc. (“Tesla”) has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A with respect to its solicitation of proxies for Tesla’s 2024 annual meeting (the “Definitive Proxy Statement”). The Definitive Proxy Statement contains important information about the matters to be voted on at the 2024 annual meeting. STOCKHOLDERS OF TESLA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TESLA HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TESLA AND THE MATTERS TO BE VOTED ON AT THE 2024 ANNUAL MEETING. Stockholders are able to obtain free copies of these documents and other documents filed with the SEC by Tesla through the website maintained by the SEC at www.sec.gov. In addition, stockholders are able to obtain free copies of these documents from Tesla by contacting Tesla’s Investor Relations by e-mail at ir@tesla.com, or by going to Tesla’s Investor Relations page on its website at ir.tesla.com.

Participants in the Solicitation

The directors and executive officers of Tesla may be deemed to be participants in the solicitation of proxies from the stockholders of Tesla in connection with 2024 annual meeting. Information regarding the interests of participants in the solicitation of proxies in respect of the 2024 annual meeting is included in the Definitive Proxy Statement.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 reflecting Tesla’s current expectations that involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements concerning its goals, commitments, strategies and mission, its plans and expectations regarding the proposed redomestication of Tesla from Delaware to Texas (the “Texas Redomestication”) and the ratification of Tesla’s 2018 CEO pay package (the “Ratification”), expectations regarding the future of litigation in Texas, including the expectations and timing related to the Texas business court, expectations regarding the continued CEO innovation and incentivization under the Ratification, potential benefits, implications, risks or costs or tax effects, costs savings or other related implications associated with the Texas Redomestication or the Ratification, expectations about stockholder intentions, views and reactions, the avoidance of uncertainty regarding CEO compensation through the Ratification, the ability to avoid future judicial or other criticism through the Ratification, its future financial position, expected cost or charge reductions, its executive compensation program, expectations regarding demand and acceptance for its technologies, growth opportunities and trends in the markets in which we operate, prospects and plans and objectives of management. The words “anticipates,” “believes,” “continues,” “could,” “design,” “drive,” “estimates,” “expects,” “future,” “goals,” “intends,” “likely,” “may,” “plans,” “potential,” “seek,” “sets,” “shall,” “spearheads,” “spurring,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Tesla may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on Tesla’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause Tesla’s actual results to differ materially from those in the forward-looking statements, including, without limitation, risks related to the Texas Redomestication and the Ratification and the risks set forth in Part I, Item 1A, “Risk Factors” of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and that are otherwise described or updated from time to time in Tesla’s other filings with the SEC. The discussion of such risks is not an indication that any such risks have occurred at the time of this filing. Tesla disclaims any obligation to update any forward-looking statement contained in this document.